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                                                                    Exhibit 23.3



                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 24, 2003, in the Registration Statement (Form S-11 No. 333-_______) and related Prospectus of RE Investments III, LLC for the registration of 10,000,000 of its units.




/s/ Ernst & Young LLP
Phoenix, Arizona
April 30, 2003